SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                  June 2, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-16619                        73-1612389
--------------             ------------------------          -------------------
  (State of                (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)


                  Kerr-McGee Center
               Oklahoma City, Oklahoma                              73125
       ----------------------------------------                  ----------
       (Address of principal executive offices)                  (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 9.   Regulation FD Disclosure
               On June 2, 2004, Kerr-McGee Corporation issued a press release announcing that Rick Buterbaugh, vice president of investor relations for Kerr-McGee Corporation, will speak at the RBC Capital Markets North American Energy and Power Conference at 8:25 a.m. EDT on June 8th. The webcast and slides used in the presentation will be available on Kerr-McGee's website at www.kerr-mcgee.com.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated June 2, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: June 2, 2004